UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024 (September 17, 2024)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd., Suite 505, Miami, FL	33132
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on December 5, 2023, Smart for Life, Inc. (the “Company”) received a notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the Nasdaq stockholders’ equity requirement of $2,500,000 or the alternative criteria for continued listing on The Nasdaq Capital Market as set forth in Listing Rule 5550(b)(1), given that the Company’s Form 10-Q for the period ended September 30, 2023 evidenced stockholders’ equity of $951,836, and that the staff of Nasdaq had determined to delist the Company’s securities from Nasdaq unless the Company requested an appeal of the determination. Based on the foregoing, the Company timely requested a hearing before a Nasdaq hearings panel, which was held on March 12, 2024.

As previously disclosed, the Company received additional notification letters from Nasdaq notifying the Company that it was not in compliance with the requirement to hold an annual meeting of shareholders since the Company did not hold an annual meeting in 2023 and that the Company was delinquent in filing its Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, all of which the hearings panel would consider in rendering a determination regarding the Company’s continued listing on Nasdaq.

On September 17, 2024, the Company received a notification letter from Nasdaq notifying the Company that the hearings panel had determined to delist the Company’s shares from The Nasdaq Capital Market effective as of September 19, 2024 due to its failure to comply with the hearing panel’s decision. Following such delisting, the Company’s common stock is now quoted on the OTC Markets under ticker symbol “SMFL.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2024	SMART FOR LIFE, INC.

/s/ Darren C. Minton
	Name:	Darren C. Minton
	Title:	Chief Executive Officer

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